UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    September 23, 2004
                                                --------------------------------

                                deltathree, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-28063                                    13-4006766
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     (Commission File Number)                  (IRS Employer Identification No.)


     75 Broad Street, New York, NY                                   10004
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 500-4850
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

            (d) On September 23, 2004, Noam Ben-Ozer was appointed to the Board of Directors of deltathree, Inc. (the "Company") by unanimous vote of the directors, increasing the size of the Company's Board from seven to eight members. In addition, Mr. Ben-Ozer was appointed as a member of the audit committee of the Board of Directors, replacing Ehud Erez. The Board has determined that Mr. Ben-Ozer meets Nasdaq's definition of independence contained in Rule 4200(a)(15) and meets the requirements of SEC Rule 10A-3(b)(1).

            There are no arrangements or understandings between Mr. Ben-Ozer and any other person pursuant to which Mr. Ben-Ozer was selected as a director. There are no transactions to which the Company is a party and in which Mr. Ben-Ozer had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Ben-Ozer has not previously held any positions with the Company. Mr. Ben-Ozer has no family relations with any directors or executive officers of the Company. The text of a press release announcing the appointment of Mr. Ben-Ozer is attached as Exhibit 99.1.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NO.         DOCUMENT
-------     -----------------------------------------
99.1        Press Release Dated September 28, 2004

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Deltathree, Inc.
                                                    (Registrant)



Date: September 27, 2004                            By:  /s/ Paul C. White
                                                      --------------------------
                                                      Paul C. White
                                                      Chief Financial Officer